Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of John Hancock Funds II of our reports dated October 4, 2023, October 10, 2023, October 19, 2023 and October 30, 2023 relating to the financial statements and financial highlights, of each of the funds listed in Appendix A (collectively, the “Funds”), which appear in the Funds’ Annual Report on Form N-CSR for the year ended August 31, 2023. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Policy Regarding Disclosure of Portfolio Holdings” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2023

Appendix A

Fund	Opinion Date
John Hancock International Small Company	October 4, 2023
John Hancock Lifestyle Blend Aggressive Portfolio	October 4, 2023
John Hancock Lifestyle Blend Balanced Portfolio	October 4, 2023
John Hancock Lifestyle Blend Conservative Portfolio	October 4, 2023
John Hancock Lifestyle Blend Growth Portfolio	October 4, 2023
John Hancock Lifestyle Blend Moderate Portfolio	October 4, 2023
John Hancock Multimanager 2010 Lifetime Portfolio	October 4, 2023
John Hancock Multimanager 2015 Lifetime Portfolio	October 4, 2023
John Hancock Multimanager 2020 Lifetime Portfolio	October 4, 2023
John Hancock Multimanager 2025 Lifetime Portfolio	October 4, 2023
John Hancock Multimanager 2030 Lifetime Portfolio	October 4, 2023
John Hancock Multimanager 2035 Lifetime Portfolio	October 4, 2023
John Hancock Multimanager 2040 Lifetime Portfolio	October 4, 2023
John Hancock Multimanager 2045 Lifetime Portfolio	October 4, 2023
John Hancock Multimanager 2050 Lifetime Portfolio	October 4, 2023
John Hancock Multimanager 2055 Lifetime Portfolio	October 4, 2023
John Hancock Multimanager 2060 Lifetime Portfolio	October 4, 2023
John Hancock Multimanager 2065 Lifetime Portfolio	October 4, 2023
John Hancock Small Cap Dynamic Growth Fund (formerly Small Cap Growth Fund)	October 4, 2023
John Hancock 2010 Lifetime Blend Portfolio	October 4, 2023
John Hancock 2015 Lifetime Blend Portfolio	October 4, 2023
John Hancock 2020 Lifetime Blend Portfolio	October 4, 2023
John Hancock 2025 Lifetime Blend Portfolio	October 4, 2023
John Hancock 2030 Lifetime Blend Portfolio	October 4, 2023
John Hancock 2035 Lifetime Blend Portfolio	October 4, 2023
John Hancock 2040 Lifetime Blend Portfolio	October 4, 2023
John Hancock 2045 Lifetime Blend Portfolio	October 4, 2023
John Hancock 2050 Lifetime Blend Portfolio	October 4, 2023
John Hancock 2055 Lifetime Blend Portfolio	October 4, 2023
John Hancock 2060 Lifetime Blend Portfolio	October 4, 2023
John Hancock 2065 Lifetime Blend Portfolio	October 4, 2023
John Hancock Alternative Asset Allocation Fund	October 4, 2023
John Hancock Blue Chip Growth Fund	October 4, 2023
John Hancock Equity Income Fund	October 4, 2023
John Hancock Fundamental Global Franchise Fund	October 4, 2023
John Hancock Global Equity Fund	October 4, 2023
John Hancock Small Cap Value Fund	October 4, 2023
John Hancock Emerging Markets Debt Fund	October 10, 2023
John Hancock Emerging Markets Fund	October 10, 2023
John Hancock Multi-Asset High Income Fund	October 10, 2023

John Hancock New Opportunities Fund	October 10, 2023
John Hancock Real Estate Securities Fund	October 10, 2023
John Hancock Strategic Income Opportunities Fund	October 10, 2023
John Hancock Opportunistic Fixed Income Fund	October 19, 2023
John Hancock Capital Appreciation Fund	October 19, 2023
John Hancock High Yield Fund	October 19, 2023
John Hancock International Strategic Equity Allocation Fund	October 19, 2023
John Hancock Capital Appreciation Value Fund	October 19, 2023
John Hancock Mid Value Fund	October 19, 2023
John Hancock Science & Technology Fund	October 19, 2023
John Hancock U.S. Sector Rotation Fund	October 19, 2023
John Hancock Core Bond Fund	October 19, 2023
John Hancock Health Sciences Fund	October 19, 2023
John Hancock Floating Rate Income Fund	October 30, 2023

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